Exhibit 32.1

CERTIFICATION PURSUANT

TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Callaway Golf Company, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission (the “10-Q Report”), that:

(1) the 10-Q Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned have executed this Certification effective as of October 27, 2005.

/s/ GEORGE FELLOWS
George Fellows President and Chief Executive Officer

/s/ BRADLEY J. HOLIDAY
Bradley J. Holiday Senior Executive Vice President and Chief Financial Officer

A signed original of this Certification has been provided to Callaway Golf Company and will be retained by Callaway Golf Company and furnished to the Securities and Exchange Commission or its staff upon request.